                        ANNUAL REPORT / DECEMBER 31 1999

                            AIM GLOBAL UTILITIES FUND

                                 [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                      -------------------------------------

                      TULIP FIELDS AND WINDMILL IN HOLLAND

                      BY CLAUDE MONET (1840-1926, FRENCH)

       STANDING TALL AGAINST THE HORIZON WITH SAILS WHIRLING IN THE AIR,

      WINDMILLS HAVE PLAYED AN IMPORTANT PART IN THE HISTORIC AND ECONOMIC

            DEVELOPMENT OF CIVILIZATION THROUGH THE CENTURIES. LIKE

        THEIR PREDECESSORS, TODAY'S NETWORK OF GLOBAL UTILITIES ENABLES

                          OUR CONTINUING ADVANCEMENT.

                      -------------------------------------

AIM Global Utilities Fund is for shareholders who seek high current income and capital appreciation through a portfolio primarily of common and preferred stocks of public utility companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Utilities Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Lipper Utility Fund Index is an average of the 30 largest utility funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM GLOBAL UTILITIES FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                   Dear Fellow Shareholder:

                   The fiscal year discussed in this report has reconfirmed our faith in two long-established principles of investing:
                   portfolio diversification and long-term thinking. We could
   [PHOTO OF       title this report "What a Difference a Year Makes."
  Charles T.            An investor surveying conditions when the fiscal year
    Bauer,         opened on January 1, 1999, would have seen a market
 Chairman of       dominated by large-capitalization stocks and high-quality
 the Board of      bonds, especially U.S. Treasuries. During 1998, two
   THE FUND        well-known indexes of large-capitalization U.S. companies,
 APPEARS HERE]     the S&P 500 and the Dow Jones Industrial Average, were up
                   28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                   Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                         In bond markets as well, name-brand quality was the
                   place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
   It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
   Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                       -----------------------------------

                             STAYING FULLY INVESTED

                           IN A DIVERSIFIED PORTFOLIO

                         REMAINS A COMPELLING STRATEGY

                              AND ONE OF YOUR BEST

                         PROSPECTS FOR LONG-TERM GAIN.

                       -----------------------------------

                            AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


AIM GLOBAL UTILITIES FUND
OUTPERFORMS BENCHMARK INDEXES

HOW DID AIM GLOBAL UTILITIES FUND PERFORM DURING THE FISCAL YEAR?
Buoyed by the renewed strength of global economies and favorable sector positioning, AIM Global Utilities Fund posted sterling returns for the fiscal year ended December 31, 1999. The fund's Class A shares returned 34.15%, while Class B and Class C shares gained 33.16% and 33.18%, respectively. These returns are computed at net asset value, that is, without the effect of sales charges. Fund performance handily outpaced the 21.03% return of the S&P 500 and the 14.53% return of the Lipper Utility Fund Index for the same period.

WHAT WERE THE MAJOR TRENDS IN FINANCIAL MARKETS DURING THE FISCAL YEAR?
Although there were several prominent shifts in market sentiment during the fiscal year, the overriding theme for financial markets in 1999 was the dominance of the technology sector. During the first half of 1999, investors favored large-cap and cyclical stocks. Then the markets began to broaden into small- and mid-cap issues during the third quarter, while technology stocks continued to soar through year-end.
    Global equity markets ended 1999 at record levels. Every major index in the United States, as well as markets across Europe, Asia and Latin America, hit new highs at year-end. But in the midst of this prosperity we continued to struggle with a stealth bear market. At the end of 1999, a third of New York Stock Exchange and over-the-counter stocks were off 20% or more from their previous 12-month highs.
    This past year has been a challenging period for bond investors. Throughout 1999, downward pressure on bond prices came from the U.S. economy's continued strong growth, improving global economies, rising long-term interest rates and inflation fears. These factors contributed to a market environment in which investors favored stocks over bonds. The ensuing bond sell-off produced the worst calendar-year performance for bonds since 1994.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE IN 1999?
Our international stake, which represented approximately 30% of total net assets, boosted fund performance for the year, amid promising signs of recovery in global economies. A particularly strong performer was Nokia, the world's number one mobile phone maker. During the year, Nokia stock rose from the low $60s per share to more than $175 at year-end.
    The fund also greatly benefited from its exposure to the telecommunications sector, which continued to be very strong. The sector's growth has been driven largely by the explosion in Internet and data-communications traffic. Fund holdings in this arena, such as Broadwing and Lucent Technologies, provide the infrastructure for sending data over the Internet. These holdings also allow us to participate in the growth of Internet traffic, the fastest-growing segment in these industries, without subjecting the fund to the volatility of pure Internet investments.
    The fund has enjoyed the continuing success of Univision Communications, the number one Spanish-language television network in the United States. The company's programming reaches approximately 90% of Hispanic households in the U.S. through its 21 full-power and low-power television stations. During the fiscal year, Univision's stock soared from about $35 per share to approximately $105 per share at year-end.

DID YOU MAKE ANY CHANGES TO THE FUND'S PORTFOLIO?
One change during the fiscal year was our decision to decrease the fund's holdings in electric utilities. These companies continued to suffer from the effects of deregulation, which were mostly negative this year because they added uncertainty to the

FUND OUTPERFORMS INDEXES

One-year cumulative returns,
excluding sales charges

As of 12/31/99

BAR CHART
================================================================================
CLASS A SHARES             34.15%
CLASS B SHARES             33.16%
CLASS C SHARES             33.18%
S&P 500 INDEX              21.03%
LIPPER UTILITY FUND INDEX  14.53%
================================================================================

GROWTH OF NET ASSETS

In millions

BAR CHART
================================================================================
12/31/98 $311.5
12/31/99 $387.8
================================================================================

          See important fund and index disclosures inside front cover.

                            AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


growth rates that analysts forecast. Rising interest rates have also made electric stocks less attractive by eroding the value of their dividends. On December 31, electric utilities represented about 15% of the fund's net assets, down from more than 31% a year ago. In light of the challenges that this industry is facing, we elected to reduce investments in companies with less favorable short-term prospects.
    We also decreased holdings in the natural- gas industry, which accounted for 5% of the fund's total net assets at year-end. In early 1999 the wholesale market for natural gas was very expensive and created some pricing concerns. A large part of the reduction in this industry also came from merger activities.
    Given the difficult interest-rate environment for fixed-income issues, we eliminated about 12% of our bond holdings and rolled the proceeds from these sales into the stocks of companies with stronger growth prospects. We increased our holdings in the communications-equipment industry, particularly with holdings in cellular-equipment companies. We continue to believe these industries represent attractive value. One notable addition to the fund's portfolio is Phone.com, which develops software to allow wireless-phone subscribers access to the Internet and corporate intranets. The company's stock opened below $30 per share during the second quarter of 1999. By the end of the fiscal year, the stock had soared to more than $120 per share.

WHAT IS YOUR OUTLOOK FOR 2000?
Given the market volatility that we've seen in 1999, it's apparent that changes in market and economic conditions cannot be predicted and should always be expected. Investor concerns over interest rates may continue to hamper market performance in the coming months. The best way to address these market risks, we believe, is through diversification. We encourage investors to stay the course in terms of balancing their portfolios with a variety of investment vehicles.
    A key trend that is shaping our financial future is the increasing extent to which the U.S. economy is blending with those of other countries. In this vein, investors who include global companies in their portfolios may be successful by taking advantage of the free flow of business and capital worldwide. AIM Global Utilities Fund offers this type of diversification through its investments in successful, growing companies both in the United States and abroad.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

===========================================================================================================
TOP 10 EQUITY HOLDINGS                                  TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------------------
  1. SBC Communications, Inc.                3.88%      1. Telephone                                 19.89%
  2. Redback Networks, Inc.                  3.33       2. Electric Companies                        15.60
  3. Broadwing, Inc.                         2.99       3. Telecommunications (Long Distance)        11.43
  4. MCI WorldCom, Inc.                      2.48       4. Communications Equipment                   9.22
  5. Nokia Oyj. ADR (Finland)                2.27       5. Telecommunications (Cellular/Wireless)     6.94
  6. Lucent Technologies, Inc.               1.97       6. Computers (Networking)                     5.11
  7. Eircom PLC (United Kingdom)             1.68       7. Natural Gas                                4.76
  8. Qwest Communications International Inc. 1.66       8. Telecommunications                         4.45
  9. Univision Communications, Inc.-Class A  1.66       9. Broadcasting (Television, Radio & Cable)   3.94
 10. Williams Companies, Inc. (The)          1.65      10. Computers (Software & Services)            2.66

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===========================================================================================================


          See important fund and index disclosures inside front cover.


                            AIM GLOBAL UTILITIES FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL UTILITIES FUND VS. BENCHMARK INDEXES

12/31/89-12/31/99

in thousands
================================================================================
Mountain chart
                AIM Global
                Utilities              Lipper
                  Fund,               Utility
                 Class A    S&P 500     Fund
                 Series      Index     Index
================================================================================
12/89             9449       10000     10000
12/90             9168       9763      9689
12/91             11336      11865     12634
12/92             12234      12919     13595
12/93             13742      14649     14963
12/94             12152      13289     15159
12/95             15564      16892     20849
12/96             17724      18467     25633
12/97             21925      23216     34182
12/98             25434      27487     43958
12/99             34117      31483     53205

Past performance cannot guarantee comparable future results.
Source: Lipper, Inc.
================================================================================

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your fund's Class A shares to benchmark indexes. It is intended to give you a general idea of how your fund performed compared to these benchmarks over the period 12/31/89 to 12/31/99. It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. Market indexes such as the S&P 500 are not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. In addition, it is worth noting that the S&P 500 is a broad equities index that does not include many utility stocks. An index of funds such as the Lipper Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
CLASS A SHARES
 10 years                         13.06%
  5 years                         21.55
  1 year                          26.79


CLASS B SHARES
Inception  (9/1/93)               13.61%
  5 years                         21.83
  1 year                          28.16


CLASS C SHARES
Inception (8/4/97)                24.10%
  1 year                          32.18
================================================================================

Your fund's total return includes sales charges expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

                            AIM GLOBAL UTILITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 1999

                                                     MARKET
                                       SHARES        VALUE
DOMESTIC COMMON STOCKS-53.50%

BROADCASTING (TELEVISION, RADIO & CABLE)-3.30%

UnitedGlobalCom Inc.-Class A(a)          90,000   $  6,356,250
--------------------------------------------------------------
Univision Communications,
  Inc.-Class A(a)                        63,000      6,437,812
--------------------------------------------------------------
                                                    12,794,062
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-6.28%

Aether Systems, Inc.(a)                  38,100      2,728,912
--------------------------------------------------------------
ANTEC Corp.(a)                           45,000      1,642,500
--------------------------------------------------------------
Copper Mountain Networks, Inc.(a)        29,700      1,447,875
--------------------------------------------------------------
Covad Communications Group, Inc.(a)      14,100        788,719
--------------------------------------------------------------
JDS Uniphase Corp.(a)                     7,000      1,129,187
--------------------------------------------------------------
Juniper Networks, Inc.(a)                 8,100      2,754,000
--------------------------------------------------------------
Lucent Technologies Inc.                102,200      7,645,837
--------------------------------------------------------------
Sycamore Networks, Inc.(a)                5,400      1,663,200
--------------------------------------------------------------
Tellabs, Inc.(a)                         45,000      2,888,437
--------------------------------------------------------------
Williams Communications Group,
  Inc.(a)                                57,800      1,672,587
--------------------------------------------------------------
                                                    24,361,254
--------------------------------------------------------------

COMPUTERS (NETWORKING)-5.11%

Cisco Systems, Inc.(a)                   25,400      2,720,975
--------------------------------------------------------------
Foundry Networks, Inc.(a)                11,600      3,499,575
--------------------------------------------------------------
Redback Networks, Inc.(a)                72,800     12,922,000
--------------------------------------------------------------
Rhythms NetConnections, Inc.(a)          22,000        682,000
--------------------------------------------------------------
                                                    19,824,550
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-0.36%

GRIC Communications, Inc.(a)             54,900      1,393,087
--------------------------------------------------------------

ELECTRIC COMPANIES-7.20%

Allegheny Energy, Inc.                   82,100      2,211,569
--------------------------------------------------------------
DQE, Inc.                                76,500      2,648,813
--------------------------------------------------------------
Edison International                    143,800      3,765,762
--------------------------------------------------------------
Energy East Corp.                       112,000      2,331,000
--------------------------------------------------------------
FirstEnergy Corp.                        50,000      1,134,375
--------------------------------------------------------------
FPL Group, Inc.                          55,500      2,376,094
--------------------------------------------------------------
IPALCO Enterprises, Inc.                 42,000        716,625
--------------------------------------------------------------
NiSource, Inc.                          101,000      1,805,375
--------------------------------------------------------------
NSTAR                                    29,531      1,196,005
--------------------------------------------------------------
Pinnacle West Capital Corp.              85,500      2,613,094
--------------------------------------------------------------
Southern Co. (The)                      114,400      2,688,400
--------------------------------------------------------------
Teco Energy, Inc.                       115,000      2,134,688
--------------------------------------------------------------
Texas Utilities Co.                      64,800      2,304,450
--------------------------------------------------------------
                                                    27,926,250
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRICAL EQUIPMENT-0.09%

Conexant Systems, Inc.(a)                 5,400   $    358,425
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.72%

SDL, Inc.(a)                             12,900      2,812,200
--------------------------------------------------------------

ENTERTAINMENT-0.40%

Time Warner Inc.                         21,200      1,535,675
--------------------------------------------------------------

NATURAL GAS-2.85%

Enron Corp.                              75,000      3,328,125
--------------------------------------------------------------
Public Service Co. of North
  Carolina, Inc.                         40,000      1,292,500
--------------------------------------------------------------
Williams Companies, Inc. (The)          209,900      6,415,069
--------------------------------------------------------------
                                                    11,035,694
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-1.32%

AES Corp.(a)                             40,000      2,990,000
--------------------------------------------------------------
MidAmerican Energy Holdings Co.(a)       63,200      2,129,050
--------------------------------------------------------------
                                                     5,119,050
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS-0.43%

Alexandria Real Estate Equities,
  Inc.                                   52,500      1,670,156
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.81%

Convergys Corp.(a)                      160,000      4,920,000
--------------------------------------------------------------
Quanta Services, Inc.(a)                 74,000      2,090,500
--------------------------------------------------------------
                                                     7,010,500
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.74%

Clarent Corp.(a)                         36,900      2,868,975
--------------------------------------------------------------

TELECOMMUNICATIONS-2.99%

Broadwing Inc.(a)                       314,344     11,591,435
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-4.20%

Infonet Services Corp.-Class B(a)        65,200      1,711,500
--------------------------------------------------------------
Phone.com, Inc.(a)                       51,400      5,959,188
--------------------------------------------------------------
TeleCorp PCS, Inc.(a)                    56,300      2,139,400
--------------------------------------------------------------
Tritel, Inc.(a)                          82,700      2,620,556
--------------------------------------------------------------
Triton PCS Holdings, Inc.-Class A(a)     40,800      1,856,400
--------------------------------------------------------------
Western Wireless Corp.-Class A(a)        30,200      2,015,850
--------------------------------------------------------------
                                                    16,302,894
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.59%

AT&T Corp.                               58,350      2,961,263
--------------------------------------------------------------
Global TeleSystems Group, Inc.(a)        38,200      1,322,675
--------------------------------------------------------------
MCI WorldCom, Inc.(a)                   181,389      9,624,954
--------------------------------------------------------------
                                                    13,908,892
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELEPHONE-12.11%

Bell Atlantic Corp.                      49,000   $  3,016,563
--------------------------------------------------------------
BellSouth Corp.                          41,800      1,956,763
--------------------------------------------------------------
CenturyTel, Inc.                        118,800      5,628,150
--------------------------------------------------------------
GTE Corp.                                31,600      2,229,775
--------------------------------------------------------------
McLeodUSA Inc.-Class A(a)                80,000      4,710,000
--------------------------------------------------------------
NEXTLINK Communications, Inc.-Class
  A(a)                                   43,400      3,604,913
--------------------------------------------------------------
Qwest Communications International,
  Inc.(a)                               150,000      6,450,000
--------------------------------------------------------------
SBC Communications, Inc.                308,893     15,058,534
--------------------------------------------------------------
Time Warner Telecom, Inc.(a)             86,300      4,309,606
--------------------------------------------------------------
                                                    46,964,304
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $83,442,776)                           207,477,403
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-28.16%

ARGENTINA-0.44%

El Sitio, Inc. (Computers-Software
  & Services)(a)                         46,000      1,690,500
--------------------------------------------------------------
AUSTRALIA-0.34%

Telstra Corp. Ltd. (Telephone)          195,000      1,060,792
--------------------------------------------------------------
Telstra Corp. Ltd.-Installment
  Receipts (Telephone)(a)                72,000        254,023
--------------------------------------------------------------
                                                     1,314,815
--------------------------------------------------------------
AUSTRIA-0.45%

Oesterreichische
  Elektrizitactswirtschafts A.G.-
  Class A (Electric Companies)           12,500      1,754,997
--------------------------------------------------------------

BELGIUM-0.40%

Electrabel S.A. (Electric
  Companies)                              4,700      1,537,352
--------------------------------------------------------------

BERMUDA-0.91%

Global Crossing Ltd.
  (Telecommunications-Long
  Distance)(a)                           70,523      3,526,150
--------------------------------------------------------------

CANADA-1.47%

AT&T Canada, Inc. (Telephone)(a)         74,600      3,002,650
--------------------------------------------------------------
BCT.Telus Communications, Inc.
  (Telephone)                            55,382      1,348,768
--------------------------------------------------------------
BCT.Telus Communications,
  Inc.-Class A (Telephone)               18,460        445,736
--------------------------------------------------------------
Westcoast Energy, Inc. (Natural
  Gas)                                   57,400        921,988
--------------------------------------------------------------
                                                     5,719,142
--------------------------------------------------------------

DENMARK-0.63%

Tele Danmark A.S.-ADR (Telephone)        65,000      2,453,750
--------------------------------------------------------------

FINLAND-3.24%

Nokia Oyj-ADR (Communications
  Equipment)                             46,400      8,816,000
--------------------------------------------------------------
Sonera Group Oyj
  (Telecommunications-
  Cellular/Wireless)                     54,900      3,760,042
--------------------------------------------------------------
                                                    12,576,042
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
FRANCE-2.20%

France Telecom S.A.-ADR
  (Telecommunications)                   39,000   $  5,206,500
--------------------------------------------------------------
Suez Lyonnaise des Eaux S.A.
  (Manufacturing- Diversified)           10,900      1,745,376
--------------------------------------------------------------
Vivendi (Manufacturing-Diversified)      17,600      1,588,017
--------------------------------------------------------------
                                                     8,539,893
--------------------------------------------------------------

GERMANY-1.35%

Mannesmann A.G.
  (Machinery-Diversified)                11,391      2,745,766
--------------------------------------------------------------
RWE A.G. (Electric Companies)            28,100      1,100,140
--------------------------------------------------------------
Viag A.G.
  (Manufacturing-Diversified)            75,400      1,381,131
--------------------------------------------------------------
                                                     5,227,037
--------------------------------------------------------------

GREECE-0.09%

Panafon Hellenic Telecom S.A.-GDR
  (Telecommunications-Cellular/Wireless)
  (Acquired 11/20/98; Cost
  $244,080)(b)                           27,000        348,300
--------------------------------------------------------------

HUNGARY-0.40%

Magyar Tavkozlesi Rt-ADR
  (Telecommunications-Long
  Distance)                              42,700      1,537,200
--------------------------------------------------------------

IRELAND-1.68%

eircom PLC (Telecommunications-Long
  Distance)                           1,499,100      6,532,971
--------------------------------------------------------------

ISRAEL-0.63%

Partner Communications Co. Ltd.-ADR
  (Telecommunications-Cellular/
   Wireless)(a)                          94,000      2,432,250
--------------------------------------------------------------

ITALY-2.83%

ACEA S.p.A. (Water Utilities)(a)        388,800      5,400,047
--------------------------------------------------------------
AEM S.p.A. (Electric Companies)         645,000      2,583,658
--------------------------------------------------------------
Enel S.p.A. (Electric Companies)(a)     293,100      1,227,161
--------------------------------------------------------------
Societa Nordelettrica S.p.A.
  (Electric Companies)                  570,000      1,749,713
--------------------------------------------------------------
                                                    10,960,579
--------------------------------------------------------------

JAPAN-1.00%

Nippon Telegraph & Telephone Corp.
  (Telephone)                               125      2,141,983
--------------------------------------------------------------
Nippon Telegraph & Telephone
  Corp.-ADR (Telephone)                  20,000      1,722,500
--------------------------------------------------------------
                                                     3,864,483
--------------------------------------------------------------

MEXICO-0.20%

Nuevo Grupo Iusacell A.A. de
  C.V.-ADR
  (Telecommunications-Cellular/
   Wireless)(a)                          51,600        770,775
--------------------------------------------------------------

NETHERLANDS-3.09%

KPNQWest N.V.
  (Telecommunications-Long
  Distance)(a)                           65,700      4,370,781
--------------------------------------------------------------
Libertel N.V.
  (Telecommunications-Cellular/
  Wireless)(a)                           79,000      2,067,248
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
NETHERLANDS-(CONTINUED)

Versatel Telecom International N.V.
  (Telecommunications-Long
  Distance)(a)                          158,000   $  5,565,669
--------------------------------------------------------------
                                                    12,003,698
--------------------------------------------------------------

SOUTH KOREA-0.86%

Korea Telecom Corp.-ADR (Telephone)      44,800      3,348,800
--------------------------------------------------------------

SPAIN-3.20%

Autopistas Concesionaria Espanola
  S.A. (Services-Commercial &
  Consumer)                              80,850        785,235
--------------------------------------------------------------
Endesa S.A. (Electric Companies)         75,000      1,487,785
--------------------------------------------------------------
Telefonica S.A. (Telephone)(a)          255,738      6,383,210
--------------------------------------------------------------
Terra Networks, S.A.
  (Computers-Software &
  Services)(a)                           68,500      3,740,094
--------------------------------------------------------------
                                                    12,396,324
--------------------------------------------------------------

UNITED KINGDOM-2.75%

COLT Telecom Group PLC
  (Communications Equipment)(a)          19,000        972,227
--------------------------------------------------------------
Kelda Group PLC (Water Utilities)       270,407      1,528,192
--------------------------------------------------------------
National Grid Group PLC (Electric
  Companies)                            131,526      1,000,286
--------------------------------------------------------------
PowerGen PLC (Electric Companies)       136,949        984,035
--------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                             47,800      1,511,675
--------------------------------------------------------------
Scottish Power PLC (Electric
  Companies)                            223,850      1,695,203
--------------------------------------------------------------
Thus PLC (Telecommunications-Long
  Distance)(a)                          218,500      1,379,495
--------------------------------------------------------------
United Utilities PLC (Water
  Utilities)                            151,936      1,578,705
--------------------------------------------------------------
                                                    10,649,818
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $58,428,005)                                 109,184,876
--------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED
  STOCKS-4.34%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.36%

MediaOne Group, Inc., $3.04 Conv.
  Pfd.                                   29,200      1,401,600
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.90%

PSINet, Inc.-Series C, $3.375 Conv.
  Pfd.                                   60,000      3,502,500
--------------------------------------------------------------

ELECTRIC COMPANIES-0.77%

Calpine Capital Trust, $2.875 Conv.
  Pfd.                                   46,100      2,979,212
--------------------------------------------------------------

NATURAL GAS-0.97%

El Paso Energy Cap Trust, Inc.,
  $2.375 Conv. Pfd.                      74,500      3,752,938
--------------------------------------------------------------

TELECOMMUNICATIONS-0.12%

Broadwing Inc.-Series B, $3.375
  Conv. Pfd.                              8,000        474,000
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-0.89%

WinStar Communications, Inc.-Series
  F, $72.50 Conv. Pfd.                    2,600      3,464,500
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
TELEPHONE-0.33%

NEXTLINK Communications, Inc.
  $3.25 Conv. Pfd.                        3,000   $    575,625
--------------------------------------------------------------
  $3.25 Conv. Pfd. (Acquired
    03/26/98; Cost $180,000)(b)           3,600        690,750
--------------------------------------------------------------
                                                     1,266,375
--------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks (Cost
      $14,819,973)                                  16,841,125
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
U.S. DOLLAR DENOMINATED BONDS &
  NOTES-5.98%

BROADCASTING (TELEVISION, RADIO &
  CABLE)-0.24%

Comcast Corp., Sr. Sub. Deb.,
  9.50%, 01/15/08                    $  900,000        925,875
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.93%

Candescent Technology Corp., Sr.
  Conv. Sub. Deb., 7.00%, 05/01/03
  (Acquired 04/17/98-11/30/98; Cost
  $4,509,350)(b)                      4,605,000      3,591,900
--------------------------------------------------------------

ELECTRIC COMPANIES-1.96%

El Paso Electric Co.-Series E, Sec.
  First Mortgage Bonds, 9.40%,
  05/01/11                            1,900,000      2,012,917
--------------------------------------------------------------
Indiana Michigan Power Co.-Series
  F, Sec. Lease Obligation Bonds,
  9.82%, 12/07/22                     3,020,696      3,342,340
--------------------------------------------------------------
Western Resources, Inc., Sr. Unsec.
  Notes,
  6.25%, 08/15/03                     1,500,000      1,418,250
--------------------------------------------------------------
  7.13%, 08/01/09                       900,000        814,338
--------------------------------------------------------------
                                                     7,587,845
--------------------------------------------------------------

NATURAL GAS-0.32%

Dynegy Inc., Sr. Unsec. Deb.,
  7.13%, 05/15/18                     1,400,000      1,247,288
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.62%

AES Corp.,
  Sr. Notes, 8.00%, 12/31/08          1,500,000      1,376,250
--------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.25%,
    07/15/06                          1,000,000      1,020,000
--------------------------------------------------------------
                                                     2,396,250
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG
  DISTANCE)-1.04%

AT&T Corp., Sr. Notes, 7.75%,
  03/01/07                            1,850,000      1,889,109
--------------------------------------------------------------
Global TeleSystems Group, Inc.,
  Conv. Notes, 8.75%, 06/30/00          620,000      2,152,175
--------------------------------------------------------------
                                                     4,041,284
--------------------------------------------------------------

TELEPHONE-0.87%

NTL Inc., Conv. Sub. Notes, 5.75%,
  12/15/09 (Acquired 12/17/99; Cost
  $1,800,000)(b)                      1,800,000      1,944,000
--------------------------------------------------------------
SBC Communications, Inc., Deb.,
  7.38%, 07/15/43                     1,600,000      1,439,264
--------------------------------------------------------------
                                                     3,383,264
--------------------------------------------------------------
    Total U.S. Dollar Denominated
      Bonds & Notes (Cost
      $24,349,922)                                  23,173,706
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-3.36%

CANADA-1.14%

Clearnet Communications Inc.
  (Telecommunications-Cellular/Wireless),
  Sr. Unsec. Disc. Notes, 10.75%,
  02/15/09(d)                   CAD   3,000,000   $  1,215,963
--------------------------------------------------------------
Teleglobe Canada Inc. (Telephone),
  Unsec. Deb., 8.35%, 06/20/03  CAD   2,400,000      1,702,615
--------------------------------------------------------------
TransCanada Pipelines-Series Q
  (Natural Gas), Deb., 10.63%,
  10/20/09             CAD            1,750,000      1,496,224
--------------------------------------------------------------
                                                     4,414,802
--------------------------------------------------------------

FRANCE-0.42%

France Telecom (Telephone), Conv.
  Bonds, 2.00%, 01/01/04        FRF   6,455,040      1,641,494
--------------------------------------------------------------

UNITED KINGDOM-1.80%

COLT Telecom Group PLC
  (Communications Equipment), Conv.
  Bonds, 2.00%,
  12/16/06 (Acquired 12/09/99;
  Cost $1,513,645)(b)           EUR   1,475,000      1,597,708
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                       AMOUNT        VALUE
UNITED KINGDOM-(CONTINUED)

National Grid Co. PLC (Electric
  Companies), Conv. Bonds, 4.25%,
  02/17/08 (Acquired 02/05/98; Cost
  $4,574,700)(b)                GBP   2,760,000   $  5,375,740
--------------------------------------------------------------
                                                     6,973,448
--------------------------------------------------------------
    Total Non-U.S. Dollar
      Denominated Bonds & Notes
      (Cost $11,848,786)                            13,029,744
--------------------------------------------------------------

                                       SHARES
MONEY MARKET FUNDS-4.66%

STIC Liquid Assets Portfolio(e)       9,033,715      9,033,715
--------------------------------------------------------------
STIC Prime Portfolio(e)               9,033,715      9,033,715
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $18,067,430)                                  18,067,430
--------------------------------------------------------------
TOTAL INVESTMENTS-100.00%

  (Cost $210,956,892)                              387,774,284
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.00%)                                        (8,910)
--------------------------------------------------------------
NET ASSETS-100.00%                                $387,765,374
==============================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
CAD    - Canadian Dollars
Conv.  - Convertible
Deb.   - Debentures
Disc.  - Discounted
EUR    - Euro
FRF    - French Franc
GBP    - British Pound Sterling
GDR    - Global Depositary Receipt
Pfd.   - Preferred
Sec.   - Secured
Sr.    - Senior
Sub.   - Subordinated
Unsec. - Unsecured

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Trustees. The aggregate market value of these securities at 12/31/99 was $13,548,398 which represented 3.49% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency indicated.
(d) Step bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

ASSETS:

Investments, at market value (cost
  $210,956,892)                              $387,774,284
---------------------------------------------------------
Foreign currencies, at value (cost $5,703)          5,723
---------------------------------------------------------
Receivables for:
  Fund shares sold                                634,820
---------------------------------------------------------
  Dividends and interest                          950,990
---------------------------------------------------------
Investment for deferred compensation plan          33,815
---------------------------------------------------------
Other assets                                       15,540
---------------------------------------------------------
    Total assets                              389,415,172
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           472,480
---------------------------------------------------------
  Fund shares reacquired                          536,539
---------------------------------------------------------
  Deferred compensation                            33,815
---------------------------------------------------------
Accrued advisory fees                             175,431
---------------------------------------------------------
Accrued administrative services fees                7,144
---------------------------------------------------------
Accrued distribution fees                         307,833
---------------------------------------------------------
Accrued transfer agent fees                        40,453
---------------------------------------------------------
Accrued operating expenses                         76,103
---------------------------------------------------------
    Total liabilities                           1,649,798
---------------------------------------------------------
Net assets applicable to shares outstanding  $387,765,374
=========================================================

NET ASSETS:

Class A                                      $238,431,599
=========================================================
Class B                                      $142,632,134
=========================================================
Class C                                      $  6,701,641
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         9,141,304
=========================================================
Class B                                         5,478,806
=========================================================
Class C                                           257,525
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      26.08
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $26.08 / 94.50%)     $      27.60
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      26.03
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      26.02
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $161,589 foreign
withholding tax)                              $ 4,612,201
---------------------------------------------------------
Interest                                        4,338,134
---------------------------------------------------------
    Total investment income                     8,950,335
---------------------------------------------------------

EXPENSES:
Advisory fees                                   1,802,726
---------------------------------------------------------
Administrative services fees                       88,999
---------------------------------------------------------
Custodian fees                                    112,375
---------------------------------------------------------
Trustees' fees                                      7,164
---------------------------------------------------------
Distribution fees -- Class A                      500,106
---------------------------------------------------------
Distribution fees -- Class B                    1,165,993
---------------------------------------------------------
Distribution fees -- Class C                       39,036
---------------------------------------------------------
Transfer agent fees -- Class A                    308,147
---------------------------------------------------------
Transfer agent fees -- Class B                    179,611
---------------------------------------------------------
Transfer agent fees -- Class C                      6,013
---------------------------------------------------------
Other                                             207,892
---------------------------------------------------------
    Total expenses                              4,418,062
---------------------------------------------------------
Less: Expenses paid indirectly                     (4,581)
---------------------------------------------------------
     Net expenses                               4,413,481
---------------------------------------------------------
Net investment income                           4,536,854
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        30,857,872
---------------------------------------------------------
  Foreign currencies                             (285,335)
---------------------------------------------------------
                                               30,572,537
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        64,067,017
---------------------------------------------------------
  Foreign currencies                               (3,469)
---------------------------------------------------------
                                               64,063,548
---------------------------------------------------------
  Net gain from investment securities and
    foreign currencies                         94,636,085
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $99,172,939
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 and 1998

                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income                                         $  4,536,854    $  6,163,727
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                               30,572,537      11,466,949
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts           64,063,548      25,167,621
--------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          99,172,939      42,798,297
--------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:

  Class A                                                         (3,130,474)     (4,323,452)
--------------------------------------------------------------------------------------------
  Class B                                                           (980,604)     (1,627,090)
--------------------------------------------------------------------------------------------
  Class C                                                            (28,383)        (23,697)
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (13,462,484)     (7,225,608)
--------------------------------------------------------------------------------------------
  Class B                                                         (8,054,908)     (4,089,137)
--------------------------------------------------------------------------------------------
  Class C                                                           (355,717)       (109,604)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         (3,558,143)        865,940
--------------------------------------------------------------------------------------------
  Class B                                                          3,957,825       8,749,835
--------------------------------------------------------------------------------------------
  Class C                                                          2,679,799       1,643,746
--------------------------------------------------------------------------------------------
    Net increase in net assets                                    76,239,850      36,659,230
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            311,525,524     274,866,294
--------------------------------------------------------------------------------------------
  End of period                                                 $387,765,374    $311,525,524
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $203,276,266    $198,796,429
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (41,312)        (68,800)
--------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies and option contracts            7,715,300          46,323
--------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              176,815,120     112,751,572
--------------------------------------------------------------------------------------------
                                                                $387,765,374    $311,525,524
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Utilities Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of nine separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objectives are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").

   Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
   On December 31, 1999, undistributed net investment income was decreased by $369,905, undistributed net realized gains decreased by $1,030,451 and paid-in capital increased by $1,400,356 as a result of differing book/tax treatment of foreign currency transactions, equalization credits and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid quarterly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Bond Premiums -- It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
H. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.60% on the first $200 million of the Fund's average daily net assets, plus 0.50% on the next $300 million of the Fund's average daily net assets, plus 0.40% on the next $500 million of the Fund's average daily net assets, plus 0.30% on the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 1999, AIM was paid $88,999 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended December 31, 1999, AFS was paid $339,533 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $500,106, $1,165,993 and $39,036, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $56,996 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $67,367 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended December 31, 1999, the Fund paid legal fees of $4,002 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $3,537 and $1,044, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $4,581 during the year ended December 31, 1999.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $111,927,760 and $138,238,897, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of investment securities    $182,332,667
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities    (5,515,275)
--------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $176,817,392
==========================================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 7-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                        1999                        1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:
  Class A                                                      1,548,711   $ 34,438,387    2,025,020   $ 40,729,263
-------------------------------------------------------------------------------------------------------------------
  Class B                                                        884,404     19,574,340    1,124,804     22,635,167
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        183,463      4,121,099      196,103      3,960,554
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                        636,523     15,200,629      520,447     10,555,882
-------------------------------------------------------------------------------------------------------------------
  Class B                                                        332,374      7,978,341      246,404      4,994,635
-------------------------------------------------------------------------------------------------------------------
  Class C                                                         14,370        346,523        5,787        117,358
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (2,406,262)   (53,197,159)  (2,500,981)   (50,419,205)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,070,971)   (23,594,856)    (935,494)   (18,879,967)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        (83,100)    (1,787,823)    (120,588)    (2,434,166)
-------------------------------------------------------------------------------------------------------------------
                                                                  39,512   $  3,079,481      561,502   $ 11,259,521
===================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and a share of Class B outstanding during each of the years in the five-year period ended December 31, 1999, and for a share of Class C outstanding during each of the years in the two-year period ended December 31, 1999 and the period August 4, 1997 (date sales commenced) through December 31, 1997.

                                                                                     CLASS A
                                                            ----------------------------------------------------
                                                              1999       1998       1997       1996       1995
                                                            --------   --------   --------   --------   --------
Net asset value, beginning of period                        $  21.01     $  19.26   $  16.01   $  14.59   $  11.85
---------------------------------------------------------   --------     --------   --------   --------   --------
Income from investment operations:
  Net investment income                                         0.38         0.48       0.47       0.55       0.55
---------------------------------------------------------   --------     --------   --------   --------   --------
  Net gains on securities (both realized and unrealized)        6.60         2.53       3.26       1.43       2.71
---------------------------------------------------------   --------     --------   --------   --------   --------
    Total from investment operations                            6.98         3.01       3.73       1.98       3.26
---------------------------------------------------------   --------     --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                         (0.35)       (0.46)     (0.47)     (0.56)     (0.52)
---------------------------------------------------------   --------     --------   --------   --------   --------
  Distributions from net realized gains                        (1.56)       (0.80)     (0.01)        --         --
---------------------------------------------------------   --------     --------   --------   --------   --------
    Total distributions                                        (1.91)       (1.26)     (0.48)     (0.56)     (0.52)
---------------------------------------------------------   --------     --------   --------   --------   --------
Net asset value, end of period                              $  26.08     $  21.01   $  19.26   $  16.01   $  14.59
=========================================================   ========     ========   ========   ========   ========
Total return(a)                                                34.15%       16.01%     23.70%     13.88%     28.07%
=========================================================   ========     ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $238,432     $196,665   $179,456   $164,001   $170,624
=========================================================   ========     ========   ========   ========   ========
Ratio of expenses to average net assets                         1.10%(b)     1.06%      1.13%      1.17%      1.21%
=========================================================   ========     ========   ========   ========   ========
Ratio of net investment income to average net assets            1.69%(b)     2.39%      2.79%      3.62%      4.20%
=========================================================   ========     ========   ========   ========   ========
Portfolio turnover rate                                           37%          38%        26%        48%        88%
=========================================================   ========     ========   ========   ========   ========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $200,042,322.

                                                                         Class B                                 Class C
                                                 -------------------------------------------------   -------------------------
                                                   1999       1998      1997      1996      1995     1999(A)    1998     1997
                                                 --------   --------   -------   -------   -------   -------   ------   ------
Net asset value, beginning of period             $  20.98     $  19.24   $ 16.01   $ 14.60   $ 11.84   $20.97    $19.24   $17.67
----------------------------------------------   --------     --------   -------   -------   -------   ------    ------   ------
Income from investment operations:
  Net investment income                              0.21         0.33      0.34      0.42      0.44     0.21      0.33     0.13
----------------------------------------------   --------     --------   -------   -------   -------   ------    ------   ------
  Net gains on securities (both realized and
    unrealized)                                      6.59         2.53      3.25      1.44      2.73     6.59      2.52     1.58
----------------------------------------------   --------     --------   -------   -------   -------   ------    ------   ------
    Total from investment operations                 6.80         2.86      3.59      1.86      3.17     6.80      2.85     1.71
----------------------------------------------   --------     --------   -------   -------   -------   ------    ------   ------
Less distributions:
  Dividends from net investment income              (0.19)       (0.32)    (0.35)    (0.45)    (0.41)   (0.19)    (0.32)   (0.13)
----------------------------------------------   --------     --------   -------   -------   -------   ------    ------   ------
  Distributions from net realized gains             (1.56)       (0.80)    (0.01)       --        --    (1.56)    (0.80)   (0.01)
----------------------------------------------   --------     --------   -------   -------   -------   ------    ------   ------
    Total distributions                             (1.75)       (1.12)    (0.36)    (0.45)    (0.41)   (1.75)    (1.12)   (0.14)
----------------------------------------------   --------     --------   -------   -------   -------   ------    ------   ------
Net asset value, end of period                   $  26.03     $  20.98   $ 19.24   $ 16.01   $ 14.60   $26.02    $20.97   $19.24
==============================================   ========     ========   =======   =======   =======   ======    ======   ======
Total return(b)                                     33.16%       15.14%    22.74%    12.98%    27.16%   33.18%    15.09%    9.74%
==============================================   ========     ========   =======   =======   =======   ======    ======   ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)         $142,632     $111,866   $94,227   $79,530   $70,693   $6,702    $2,994   $1,183
==============================================   ========     ========   =======   =======   =======   ======    ======   ======
Ratio of expenses to average net assets              1.84%(c)     1.81%    1.91%      1.96%     1.97%    1.84%(c)   1.81%   1.90%(d)
==============================================   ========     ========   =======   =======   =======   ======    ======   ======
Ratio of net investment income to average net
  assets                                             0.95%(c)     1.64%    2.01%      2.83%     3.44%    0.95%(c)   1.64%   2.02%(d)
==============================================   ========     ========   =======   =======   =======   ======    ======   ======
Portfolio turnover rate                                37%          38%       26%       48%       88%      37%       38%      26%
==============================================   ========     ========   =======   =======   =======   ======    ======   ======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $116,599,341 and $3,903,633 for Class B and Class C, respectively.
(d) Annualized.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Trustees and Shareholders of
                       AIM Global Utilities Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Utilities Fund (a portfolio of AIM Funds Group), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Utilities Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF TRUSTEES                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                        11 Greenway Plaza
Chairman                                         Chairman                                Suite 100
A I M Management Group Inc.                                                              Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                               INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                  Suite 100
COMSAT Corporation                               Gary T. Crum                            Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                             TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                         P.O. Box 4739
Edward K. Dunn Jr.                               Robert G. Alley                         Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman, President                                                        CUSTODIAN
and Chief Operating Officer,                     Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and         Vice President                          State Street Bank and Trust Company
President, Mercantile Bankshares                                                         225 Franklin Street
                                                 Melville B. Cox                         Boston, MA 02110
Jack Fields                                      Vice President
Chief Executive Officer                                                                  COUNSEL TO THE FUND
Texana Global, Inc.;                             Karen Dunn Kelley
Formerly Member                                  Vice President                          Ballard Spahr
of the U.S. House of Representatives                                                     Andrews & Ingersoll, LLP
                                                 Edgar M. Larsen                         1735 Market Street
Carl Frischling                                  Vice President                          Philadelphia, PA 19103
Partner
Kramer, Levin, Naftalis & Frankel LLP            Mary J. Benson                          COUNSEL TO THE TRUSTEES
                                                 Assistant Vice President and
Robert H. Graham                                 Assistant Treasurer                     Kramer, Levin, Naftalis & Frankel LLP
President and Chief Executive Officer                                                    919 Third Avenue
A I M Management Group Inc.                      Sheri Morris                            New York, NY 10022
                                                 Assistant Vice President and
Prema Mathai-Davis                               Assistant Treasurer                     DISTRIBUTOR
Chief Executive Officer, YWCA of the U.S.A.
                                                 Renee A. Friedli                        A I M Distributors, Inc.
Lewis F. Pennock                                 Assistant Secretary                     11 Greenway Plaza
Attorney                                                                                 Suite 100
                                                 P. Michelle Grace                       Houston, TX 77046
Louis S. Sklar                                   Assistant Secretary
Executive Vice President                                                                 AUDITORS
Hines Interests                                  Nancy L. Martin
Limited Partnership                              Assistant Secretary                     KPMG LLP
                                                                                         700 Louisiana
                                                 Ofelia M. Mayo                          Houston, TX 77002
                                                 Assistant Secretary

                                                 Lisa A. Moss
                                                 Assistant Secretary

                                                 Kathleen J. Pflueger
                                                 Assistant Secretary

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

AIM Global Utilities Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.56, $0.40, and $0.40 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts 24.11% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $18,887,410 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

                         ------------------------------

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                            AIM GLOBAL UTILITIES FUND

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                     A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                AIM Money Market Fund                  leadership in the mutual-fund industry
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund               since 1976 and managed approximately $160
AIM Capital Development Fund                                                     billion in assets for more than 6.6 million
AIM Constellation Fund(1)                 INTERNATIONAL GROWTH FUNDS             shareholders, including individual investors,
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund   corporate clients and financial institutions,
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                  as of December 31, 1999.
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund               The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(4)            is distributed nationwide, and AIM today is the
AIM Mid Cap Opportunities Fund            AIM European Development Fund          eighth-largest mutual fund complex in the United
AIM Select Growth Fund                    AIM International Equity Fund          States in assets under management, according to
AIM Small Cap Growth Fund(2)              AIM Japan Growth Fund                  Strategic Insight, an independent mutual-fund
AIM Small Cap Opportunities Fund(3)       AIM Latin American Growth Fund         monitor.
AIM Value Fund                            AIM New Pacific Growth Fund
AIM Weingarten Fund

GROWTH & INCOME FUNDS                     GLOBAL GROWTH FUNDS
AIM Advisor Flex Fund                     AIM Global Aggressive Growth Fund
AIM Advisor Large Cap Value Fund          AIM Global Growth Fund
AIM Advisor Real Estate Fund
AIM Balanced Fund                         GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                      AIM Global Growth & Income Fund
AIM Charter Fund                          AIM Global Utilities Fund

INCOME FUNDS                              GLOBAL INCOME FUNDS
AIM Floating Rate Fund                    AIM Emerging Markets Debt Fund
AIM High Yield Fund                       AIM Global Government Income Fund
AIM High Yield Fund II                    AIM Global Income Fund
AIM Income Fund                           AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund        THEME FUNDS
                                          AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Financial Services Fund
AIM High Income Municipal Fund            AIM Global Health Care Fund
AIM Municipal Bond Fund                   AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Resources Fund
AIM Tax-Free Intermediate Fund            AIM Global Telecommunications and Technology Fund(5)
                                          AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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